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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 13, 2002
                                                 -------------------------------


                                AURORA FOODS INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     001-14255                  94-3303521
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   (State or Other Jurisdiction      (Commission               (IRS Employer
          of Incorporation)           File Number)           Identification No.)


 11432 Lackland Road, St. Louis, Missouri                           63146
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code         (314) 801-2300
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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                                AURORA FOODS INC.

                                    FORM 8-K

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

         See the Exhibit Index attached to this report and incorporated herein by reference.

Item 9:  Regulation FD Disclosure.

         Aurora Foods Inc. (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99 to this report. Exhibit 99 consists of the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the Company on August 13, 2002.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002

                                                       AURORA FOODS INC.


                                                By: /s/ William R McManaman
                                                    ----------------------------
                                                      William R. McManaman
                                                    Executive Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

         Exhibit
         Number    Description
         ------    -----------

         99 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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